T. Rowe Price Global Technology Fund

Supplement to Summary Prospectus Dated May 1, 2019

Effective April 1, 2020, the T. Rowe Price Global Technology Fund, which was closed to new investors on September 29, 2017, will resume accepting new accounts and purchases from most investors who invest directly with T. Rowe Price.

Accordingly, effective April 1, 2020, the first sentence under “Purchase and Sale of Fund Shares” is deleted in its entirety from the summary prospectus.

Financial intermediaries and other institutional clients should contact T. Rowe Price Financial Institution Services or their relationship manager to determine eligibility to open new accounts and purchase shares of the fund.

The date of this supplement is February 7, 2020.

F132-041-S 2/7/20